Exhibit 99.1

Charting

a new

path

forward.

May 6, 2014

The Way Forward

Top Priorities

OPPORTUNITY

Excess finished inventory

Legacy non-data center assets, non-core

markets and under-performers

Unparalleled global footprint

Swing producer with the ability to have a

meaningful impact on sector fundamentals

Deep reservoir of talent

STRATEGIC DIRECTION

Lease-up existing inventory and improve ROIC

– Align our leasing efforts and sales incentive program to bring inventory back into equilibrium

Recycle capital to focus on the core

– Sell non-strategic assets to refine our portfolio focus, improve ROIC and fund future capital requirements

– Explore additional joint venture opportunities

Improve asset utilization and deliver innovative product offerings

– Focus on mid-market and colocation, Open IX and ecosystem initiatives

Transition to Just-in-Time Inventory

– Know returns with certainty before building

– Commit capital only for projects that meet return thresholds

Unleash the intellectual capital and creative energies of the Digital Realty team

Value-Creating Joint Venture Contribution

Strong Investor Appetite for Data Centers

Property • 636 Pierce Street

Market • New York / New Jersey Metro Property Type • Data center JV Contribution Date • March 5, 2014 JV Valuation Price • $40.4 million Size • 108,336 square feet Occupancy • 100% Tenant • AA-rated, financial services company Remaining Lease Term • 9.2 years Lease Type • Absolute triple-net 2014 Cash NOI – Estimated • $3.2 million(1)

Cap Rate • 7.1% (including debt pre-payment penalty and closing costs)(2)

Digital Realty contributed the asset to the existing

Digital Realty / Prudential Real Estate Investors joint venture Joint Venture • JV pre-paid the in-place debt

Pre-payment penalty: $4.2 million

Ownership: DLR 20% / PREI 80%

Contribution to JV is expected to yield a double-digit current Benefits return on Digital Realty’s 20% equity stake

1) Represents GAAP NOI adjusted for above/below market rent, deferred rental income and allocated landlord overhead. For a description of NOI and cash NOI, see the Appendix.

2) The cash cap rate is calculated by dividing anticipated 2014 cash net operating income by the contribution price (including debt pre-payment penalty and closing costs). Cash net operating income represents rental revenue and tenant reimbursement revenue from in-place lease less rental property operating and maintenance expenses, property taxes and insurance expenses and is not a financial measure calculated in accordance with GAAP 3

Sustained Leasing Momentum

Consistent Execution in a Seasonally Slow Quarter

(1) Annualized GAAP Annualized GAAP Type of Space Total s.f. Signed (2) (2) Base Rent / s.f. Base Rent

Turn-Key Flex® 147,410 $202 $29.8 million Powered Base

® 160,632 $75 $12.0 million Building Custom Solutions -- -Colocation 24,187 $171 $4.1 million Non-Technical 36,377 $18 $.7 million

Total 368,606 $126 $46.6 million

Historical Signings – Annualized GAAP Base Rent (2)

$ in millions

$60

$50

$40

$30

$20

$10

$0

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14

1) Includes signings for new and re-leased space.

2) GAAP rental revenues include total rent for new leases and expansion. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

Strong Start to the Year

High Face Rate, Albeit Due to Market Mix

GAAP Annualized Base Rent(1)

$ in millions TKF PBB Custom Solutions DC Master Lease Colo Non-Tech

$200

$161

$150 $137

$112 $112 $106

$100

$64

$56 $47

$50

$0

2007 2008 2009 2010 2011 2012 2013 2014 YTD

TKF Rates / s.f. $128 $153 $158 $172 $183 $162 $146 $202

- Global

1) GAAP rental revenues include total rent for new leases and expansion. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

Healthy Renewal Economics(1)

Stable Pricing – Positive Cash Rents Across Products

Turn-Key Flex ® Powered Base Building ® Total Data Center

25%

20.5%

20%

19.1%

15%

14.3%

10%

5%

3.3%

0.6% 1.2%

0%

Cash Rent % Change

GAAP Rent % Change

Signed renewal leases representing $15 million of annualized GAAP rental revenue

Rental rates on renewals increased by 1.2% on a cash basis and 19.1% on a GAAP basis for total data center space

Renewed 142,000 square feet of Powered Base Building® data centers with rental rate increase essentially flat on a cash basis and over 20% on a GAAP basis

Renewed 22,000 square feet of Turn-Key Flex® data centers with rental rate increase of over 3% on a cash basis and over 14% on a GAAP basis

1) Represents Turn-Key Flex and Powered Base Building product types.

Shorter Commencement on Recent Leasing

Six-Month Sign-to-Commence Gap in 1Q14

$ in millions

Expected Commencement Quarter

Signing Quarter	Total	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	2016+
Acquired & Pre 4Q11	$66.8	$20.9	$10.4	$13.8	$.4	$7.3	$.2	$2.5	$1.3	$1.0			$1.6					$2.3	$5.1
4Q11	$53.0	$1.3	$12.7	$1.1	$12.6	$14.3			$2.3								$6.0		$2.7
1Q12	$17.8		$2.2	$7.7	$1.1		$4.6				$2.2								
2Q12	$32.1			$7.8	$4.0	$8.5	$9.3	$2.5											
3Q12	$27.0				$8.8	$5.1	$2.7	$4.9	$4.7										$.8
4Q12	$28.8					$17.1	$3.5	$3.8		$1.6	$1.6	$1.2							
1Q13	$43.7						$7.8	$5.8	$7.0	$4.1	$2.9	$.3			$2.9	$1.3	$2.9		$8.7
2Q13	$16.0							$5.1	$1.5	$3.2	$3.2								$3.1
3Q13	$47.3								$15.3	$13.1	$6.5	$4.9	$3.1		$4.4				
4Q13	$54.2									$12.8	$17.0	$6.0	$3.3	$7.1	$2.0	$1.8	$4.1		$.2
1Q14	$46.6										$7.4	$4.0	$2.8	$27.7	$2.0		$2.7		
	$433.3	$22.1	$25.4	$30.4	$26.9	$52.3	$28.1	$24.6	$32.1	$35.8	$40.8	$16.4	$10.8	$34.8	$11.3	$3.1	$15.7	$2.3	$20.6
												Backlog:		$115.1					

$ in millions

Expected Commencement Quarter

Signing Quarter		Current Q	CQ+1	CQ+2	CQ+3	+4Q
4Q11	$53.0	$1.3	$12.7	$1.1	$12.6	$25.2
1Q12	$17.8	$2.2	$7.7	$1.1	$.0	$6.9
2Q12	$32.1	$7.8	$4.0	$8.5	$9.3	$2.5
3Q12	$27.0	$8.8	$5.1	$2.7	$4.9	$5.5
4Q12	$28.8	$17.1	$3.5	$3.8	$.0	$4.4
1Q13	$43.7	$7.8	$5.8	$7.0	$4.1	$19.1
2Q13	$16.0	$5.1	$1.5	$3.2	$3.2	$3.1
3Q13	$47.3	$15.3	$13.1	$6.5	$4.9	$7.5
4Q13	$54.2	$12.8	$17.0	$6.0	$3.3	$15.1
1Q14	$46.6	$7.4	$4.0	$2.8	$27.7	$4.7
	$366.5	$85.5	$74.4	$42.7	$70.0	$94 .0
Percent Commenced		23%	20%	12%	19%	26%

- 90% of leases signed in 1Q14 commence within 12 months

$ in millions

Expected Commencement Quarter



months
Custom Solutions
TKF
All Other Types
Sign to Commence Gap (Months)
$60
$45
$30
$15
$-
20
15
10
5
-
14
5
5
6
4
18
12
5
5
6
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

- Average sign-to-commence gap is just over six months[1]

1) On a weighted-average basis.

Note: Amounts shown represent GAAP annualized base rent from signed but not commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. Amounts shown include signed but not commenced leasing at unconsolidated JV's at 100%.

7

Contractual NOI Step Function[1][2]

Annualized NOI up $20 million due to 1Q14 Leasing



$ in millions
$1,100
$1,000
$900
$800
$988
$10
$24
$16
$13
$20
$1,051
$39
$1,090
1Q14 Annualized NOI, consolidated(3)
1Q14-2Q14 dispositions + expirations(4)
1Q14 unconsolidated JV NOI
1Q14 leases commenced (carryover)(5)
2Q14-4Q14 leasing backlog (recognized)(6)
2Q14-4Q14 leasing backlog (carryover)(7)
4Q14 Annualized Contractual NOI (est)
2015+ leasing backlog(8)
2015+ Contractual NOI (est)

Note: NOI is a non-GAAP financial measure. For a description of NOI and reconciliation to operating income, see the Appendix.

1) Incremental NOI from signed leasing backlog based on estimated commencement dates; calculated from GAAP rental revenue at 75% margin.
2) Chart assumes no impact from renewals and expirations in future periods.
3) Annualized NOI is calculated by multiplying results for the most recent quarter by four. Annualized results may not be indicative of any four-quarter period and do not take into account scheduled lease expirations, among other things. Annualized data is presented for illustrative purposes only.
4) Adjustment to annualize the NOI lost related to dispositions closed in 1Q-2Q14 as well as 1Q14 expirations.
5) Adjustment to reflect the difference between annualized and recognized NOI from leases that commenced in 1Q14.
6) Recognized portion of NOI related to signed leasing expected to commence in 2Q-4Q14. Includes DLR's share of NOI from signed leases at unconsolidated JV's.
7) Adjustment to reflect the difference between annualized and recognized NOI from leases expected to commence in 2Q-4Q14. Includes DLR's share of NOI from signed leases at unconsolidated JV's.
8) Annualized NOI related to signed leases scheduled to commence in 2015 and beyond.

8

4Q13 U.S. Major Market Data Center Supply(1)

Supply Remains in Check Across Most Major Markets

Available Supply New Construction Sublease Availability Potential Future Sublease Space DLR Inventory

In megawatts

80

60

48

45

40

25

22 19

20 18

15

11

-

Boston Chicago Dallas Houston N Virginia NY Metro Phoenix Silicon Valley

1) Based on Digital Realty internal estimates.

1Q14 U.S. Major Market Data Center Supply(1)

Healthy Demand, but Northern Virginia Stands Out

Current Supply

New Construction

Sublease Availability

DLR Inventory

In megawatts

80 60 40 20 –

10 24 13 17 67 28 18 44

Boston Chicago Dallas Houston N Virginia NY Metro Phoenix Silicon Valley

1) Based on Digital Realty Internal estimates.

Credit Metrics Compare Favorably to REIT Peers

Leverage is Conservative at 5.0x

Net Debt / LQA Adjusted EBITDA(3)

8.0x 7.2x 7.1x

5.9x 5.7x 5.6x

6.0x 5.3x 5.0x

4.0x

2.0x

0.0x

(2)(2)(1)

BXP EQR AVB SPG KIM FRT

Net Debt + Preferred / LQA Adjusted EBITDA(3)

8.0x

7.3x

7.2x

7.0x

6.2x

5.9x

5.7x

6.0x

5.3x

4.0x

2.0x

0.0x

(2)

(1)

(2)

BXP

EQR

KIM

AVB SPG

FRT

Interest Coverage(4)

6.0x

4.4x 4.1x

4.0x 3.6x 3.5x 3.5x

3.0x

2.5x

2.0x

0.0x(1)(2)(2)

AVB SPG FRT KIM EQR BXP

Fixed Charge Coverage(4)

6.0x

4.1x

4.0x 3.6x 3.5x

3.1x 3.0x

2.7x 2.5x

2.0x

0.0x

(2)(1)(2)

AVB SPG FRT EQR KIM BXP

Source: Company calculation based on 1Q14 data, unless otherwise indicated, derived from public filings by FactSet and SNL Financial Data. Peers may calculate these or similar metrics differently.

1) Pro forma for the redemption/exchange of 5.50% debentures due 2029, the issuance of £300M GBP bonds, an asset sale and the issuance of $65M in additional Series H preferred stock, which all closed subsequent to quarter end.

2) For these companies, the data is based on 4Q13 numbers which are the most current results available at this time. 11

3) Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA, see the Appendix.

4) Based on GAAP interest expense plus capitalized interest.

Locking in Long-Term Capital

Run-Rate Steps Down in the Second Quarter

Core FFO per share

$ 1.30

$ 1.28

$ 0.07

$ 1.20 $ 0.02

$ 0.01 $ 1.18

$ 1.10

1Q14 Core FFO - Actual (1) Long-term capital 1Q14-2Q14 dispositions Opex/G&A increase Core FFO Run Rate (2)

& expirations

1) Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, see the Appendix.

2) Core FFO Run Rate represents 1Q14 Core FFO adjusted to reflect impact from the series H preferred and GBP bond offerings, asset sale, contribution to our joint venture, lease expirations and opex/G&A expenses as if 12 such adjustments had impacted results for the full quarter.

Appendix

13

Definitions of Non-GAAP

Financial Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

FUNDS FROM OPERATIONS (FFO)

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

CORE FUNDS FROM OPERATIONS (CFFO)

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net, (vi) change in fair value of contingent consideration and (vii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

NET OPERATING INCOME (NOI) AND CASH NOI

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income as measures of our performance.

EARNINGS BEFORE INTEREST TAXES DEPRECIATION AND AMORTIZATION (EBITDA) AND ADJUSTED EBITDA

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt, and with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on contribution of properties to unconsolidated joint venture, preferred dividends and non-controlling interests. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, change in fair value of contingent consideration, severance accrual and equity acceleration, gain on contribution of properties to unconsolidated joint venture, non-controlling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

Each of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBTIDA as measures of our performance is limited.

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited)

Three Months Ended March 31, 2014

Net income available to common stockholders $ 34,186 Adjustments: Noncontrolling interests in operating partnership 693 Real estate related depreciation and amortization (1) 129,496 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 1,628 Gain on contribution of property to unconsolidated joint venture (1,906) FFO available to common stockholders and unitholders (2) $ 164,097

Basic FFO per share and unit $ 1.25 Diluted FFO per share and unit (2) $ 1.22

Weighted average common stock and units outstanding

Basic 131,143 Diluted (2) 138,162

(1) Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement 130,620 Non-real estate depreciation (1,124) $ 129,496

(2) For the three months ended March 31, 2014, we have excluded the effect of dilutive series E, series F, series G and series H preferred stock, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F, series G and series H preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended March 31, 2014 would be 14,582 shares. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,806 common shares on a weighted average basis for the three months ended March 31, 2014. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

Three Months Ended March 31, 2014

FFO available to common stockholders and unitholders $ 164,097 Add: 5.50% exchangeable senior debentures interest expense 4,050 FFO available to common stockholders and unitholders — diluted $ 168,147

Weighted average common stock and units outstanding 131,143 Add: Effect of dilutive securities (excluding 5.50% exchangeable senior debentures) 213 Add: Effect of dilutive 5.50% exchangeable senior debentures 6,806 Weighted average common stock and units outstanding — diluted 138,162

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited)

Three Months Ended March 31, 2014

FFO available to common stockholders and unitholders — diluted $ 168,147 Termination fees and other non-core revenues (1) (2,047) Significant transaction expenses 81 Loss from early extinguishment of debt 292 Change in fair value of contingent consideration (2) (3,403) Equity in earnings adjustment for non-core items 843 Severance accrual and equity acceleration (3) 12,430 CFFO available to common stockholders and unitholders — diluted $ 176,343

Diluted CFFO per share and unit $ 1.28

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business. (2) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.

(3) Relates to a severance charge of approximately $12.4 million, or $0.09 per share, related to the departure of the company’s former Chief Executive Officer.

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Operating Income to Net Operating Income (NOI)

(in thousands)

(unaudited)

Three Months Ended

March 31, 2014

Operating income $ 90,007

Less:

Fee income (1,183)

Add:

Construction management expenses 164

Change in fair value of contingent consideration (3,403)

Depreciation and amortization 130,620

General and administrative 30,678

Transactions 81

Other expenses -

Net Operating Income (NOI) $246,964

1Q14 Annualized NOI (Net Operating Income multiplied by four) $987,856

A reconciliation of the range of 2014 projected net income to projected FFO and core FFO follows:

Low - High Net income available to common stockholders per diluted share $1.05 – 1.15

Add:

Real estate depreciation and amortization $3.69

Less:

Dilutive impact of convertible stock ($0.04) Projected FFO per diluted share $4.70– 4.80 Adjustments for items that do not represent core expenses and revenue streams $0.10

Projected core FFO per diluted share $4.80– 4.90

Forward Looking Statement

The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to our opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion, expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our strategies, plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized, projected and run-rate NOI and Core FFO; other forward-looking financial data; leasing expectations; Digital Realty Ecosystem, our connectivity initiative; Digital Open Internet Exchange; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2013, as amended, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.